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                                                                   Exhibit 10.17

                              INGALLS OFFICE LEASE

     THIS OFFICE LEASE ("Lease") is made this 15th day of September, 2002, by and between (i) INGALLS BUILDING CO. LTD., an Ohio limited liability company ("Landlord") and (ii) EDUCATION LENDING GROUP, INC., a Delaware Corporation ("Tenant") as follows:

                                    RECITALS

A. Landlord is the owner of the real property located at 6 East Fourth Street, Cincinnati, Ohio 45202 (the "Property"). The Property is improved by a 15-story building and certain other improvements (collectively, the "Building").

B. Tenant desires to lease from Landlord and Landlord desires to lease to Tenant approximately four thousand, seven hundred and twenty-eight (4,728) rentable square feet of space known as Suite 1000, located on the tenth
     (10th) floor of the Building outlined in red on the floor plan attached hereto as Exhibit A (the "Premises"), together with the nonexclusive right to use all areas of the Property not regularly and customarily leased for the exclusive use of tenants including, but not limited to, lobbies, entranceways, vestibules, elevators, restrooms, common hallways and common stairs (collectively, the "Common Areas") for the Term, the Rent and subject to the conditions and covenants hereinafter provided. Notwithstanding the foregoing, the Premises do not include and Tenant will have no right to occupy any of the exterior surfaces of the Building.

                                    AGREEMENT

     NOW THEREFORE, in consideration of the premises and the mutual promises set forth herein, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

1.   Term.

     1.1 Initial Term. Subject to and upon the terms and conditions set forth herein or in any exhibit or addendum hereto, this Lease shall continue in force for a term of Forty-eight (48) months (the "Term") commencing on the earlier of the following dates (the "Commencement Date") (i) the date Tenant takes occupancy of the Premises, or (ii) the date Landlord has substantially completed its improvements to the Premises.

2.   Rent.

     2.1 Base Rent Initial Term. Tenant shall pay to Landlord as "Base Rent" for the Initial Term, in legal tender and in immediately available funds, at Landlord's office at

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6 East Fourth Street, Suite 850, Cincinnati, Ohio 45202, or as directed from time to time by Landlord's notice, the sums set forth below:

Period                                Annual Rate/RSF                Annual Rent                 Monthly Rent
------                                ---------------                -----------                 ------------
02/01/03 to 3/31/07                       $12.30                     $58,154.40                    $4,846.20


     2.2 Base Rent Renewal Term. Tenant shall pay to Landlord as "Base Rent" for the Renewal Term(s), in legal tender and in immediately available funds, at Landlord's office at Ingalls Building Co. Ltd., 6 East Fourth Street, Suite 850, Cincinnati, OH 45202, or as directed from time to time by Landlord's notice,

     2.3 Additional Rent.

         2.3.1 In addition to the Base Rent specified in Section 2.1 above, Tenant agrees to pay Tenant's Share (as hereinafter defined) of the amount, if any, by which the Operating Expenses and Taxes for any calendar year during the Term after 2001 exceeds the Taxes and Operating Expenses for 2001 (the amount of any such excess being called the Additional Rent"). Certain terms are defined as follows:

               2.3.1.1 Tenant's Share: The amount of Tenant's pro rata share of the Expense Escalation for any calendar year after 2001. Tenant's pro rata share is agreed to be Seven Percent (7%), which shall be adjusted in the event that the total rentable square feet changes.

               2.3.1.2 Taxes: (i) All real estate taxes, if any, payable (adjusted after protest or litigation, if any) for any part of the Term of this Lease, exclusive of penalties or discounts, on the Property, (ii) any taxes which shall be levied in lieu of any such taxes on the gross rentals of the Property, (iii) any special assessments against the Property which shall be required to be paid during the calendar year in respect to which taxes are being determined, and (iv) the expense of contesting the amount or validity of any such taxes, charges or assessments, such expense to be applicable to the period of the item contested.

               2.3.1.3 Operating Expenses: Those expenses incurred or paid on behalf of Landlord with respect to the management, operation and maintenance of the Property which, in accordance with accepted principles of sound accounting practice used by Landlord, as applied to the operation, management and maintenance of comparable office buildings, are properly chargeable to the operation and maintenance of the Property, and the cost, as reasonably amortized by Landlord, with interest at the rate of 10% per annum on the unamortized amount, of any capital improvement made after completion of initial construction of the Building which reduces other Operating Expenses, but in an amount not to exceed such reduction for the relevant year. If Landlord is not furnishing any particular work or service (the cost of which if performed by Landlord would constitute an Operating Expense) to a tenant who has undertaken to perform such work or service in lieu of the performance thereof by Landlord, Operating Expenses shall be deemed for the purposes of this Section 2 to be increased by an amount equal to the additional operating expense which would reasonably have been incurred during such period by Landlord if it had at its own expense furnished such work or service to such tenant. Operating Expenses

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shall not include: (i) franchise or income taxes imposed on Landlord, except to the extent hereinbefore provided, or (ii) the cost to Landlord of any work or service performed in any instance for any tenant (including Tenant) at the cost of such tenant.

               2.3.2 In order to provide for current payments on account of Taxes and Operating Expenses, Tenant agrees, at Landlord's request, to pay, Additional Rent due for the ensuing twelve (12) months, as estimated by Landlord from time to time, in twelve (12) monthly installments, each in an amount equal to 1/12th of Additional Rent so estimated by Landlord commencing on the first day of the month following the month in which Landlord notifies Tenant of the amount of such estimated Additional Rent. If, as finally determined, Additional Rent shall be greater than or be less than the aggregate of all installments so paid on account to Landlord for such twelve (12) month period, then Tenant shall pay to Landlord the amount of such underpayment, or Landlord shall credit Tenant for the amount of such overpayment, as the case may be. It is the intention hereunder to estimate the amount of Taxes and Operating Expenses for each year and then to adjust such estimates in the following year based on actual Taxes and Operating Expenses incurred and/or paid by Landlord. Within one hundred twenty (120) days after each calendar year, Landlord shall furnish Tenant with a statement ("Operating Expense Statement") setting forth the actual Taxes and Operating Expenses for the calendar year in question.

               2.3.3 Tenant does hereby covenant and agree promptly to pay Additional Rent as and when the same shall become due and payable, without further demand therefor (except as set forth herein), and without any set-off, counterclaim, deduction or recoupment whatsoever. The obligation of Tenant with respect to the payment of Base Rent and Additional Rent shall survive the termination of this Lease. Any payment, refund, or credit made pursuant to this
Section 2.3 shall be made without prejudice to any right of Tenant to dispute such annual statement as provided in paragraph 2.3.4 of this Section 2, or of Landlord to correct any item(s) as billed pursuant to the provisions hereof.

               2.3.4 Within thirty (30) days after receipt of the Operating Expense Statement, Tenant or its authorized employee shall have the right to inspect the books of Landlord during the business hours of Landlord at Landlord's office or, at Landlord's option, at such other location that Landlord may specify, for the purpose of verifying information in the Operating Expense Statement. Unless Tenant asserts specific error(s) within thirty (30) days after delivery of the Operating Expense Statement, the Operating Expense Statement shall be deemed to be correct. Tenant shall not be entitled to inspect the books of the Property for any year other than the year covered by the most recent Operating Expense Statement.

               2.3.5 No decrease in Taxes and/or Operating Expenses shall reduce Tenant's Rent below the annual Base Rent set forth in paragraph (a) of this
Section 2.

               2.3.6 All costs and expenses which Tenant assumes or agrees to pay to Landlord pursuant to this Lease shall be deemed additional Rent and, in the event of non-payment thereof, Landlord shall have all the rights and remedies herein provided for in case of non-payment of Rent.

         2.4   Buyout Option.  See Exhibit B-1 attached hereto

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     3. Services. As long as Tenant is not in default under any of the covenants or provisions of this Lease, Landlord shall maintain (subject to partial reimbursement as provided in Section 2.3, above) the Premises and the public and common areas of the Property, such as lobbies, stairs, atriums, landscaping, corridors and restrooms, in good order and condition except for damage occasioned by the act of Tenant, its employees, agents or invitees, and Landlord shall also provide the following services during reasonable and usual business hours for the Term of this Lease as follows:

        3.1 HVAC. Air conditioning and heat for normal purposes only, to provide in Landlord's judgment, comfortable occupancy Monday through Friday from 8:00 a.m. to 5:00 p.m. and Saturday from 8:00 am. to 12:00 p.m., Sundays and holidays excepted. Tenant agrees not to use any apparatus or device in, upon or about the Premises which in any way may increase the amount of such services usually furnished or supplied to tenants in the Building and Tenant further agrees not to connect any apparatus or device with the conduits or pipes, or other means by which such services are supplied, for the purpose of using additional or unusual amounts of such services, without written consent of Landlord. Should Tenant use such services under this provision to excess, Landlord reserves the right to charge for such services. The charge shall be payable as additional Rent. Should Tenant refuse to make payment upon demand of Landlord, such excess charge shall constitute a breach of the obligation to pay Rent under this Lease and shall entitle Landlord to the rights hereinafter granted for such breach. The A/C unit being installed under Exhibit B-l for cooling the Computer Room may be run 24 hours 7 days per week at 67 degrees.

        3.2 Electric Power and Lighting. Electric power for lighting, computer equipment, computer cooling A/C and operation of office machines shall be furnished by Landlord and is intended to be that consumed in normal office use for lighting, computer equipment, computer cooling A/C and office machines. Landlord will charge for electricity as sub metered as an addition to the monthly Rent with such charge to be based upon the average cost per unit of electricity for this Building. If Tenant refuses to pay upon demand of Landlord any charges set forth in this Section 3.2, such refusal shall constitute a breach of the obligation to pay Rent under this Lease and shall entitle Landlord to the rights hereinafter granted for such breach.

        3.3 Water. Water for drinking, lavatory and toilet purposes from the regular Building supply (at the prevailing temperature) through fixtures installed by Landlord (or by Tenant with Landlord's prior written consent).

        3.4 Taxes and Insurance. Taxes and insurance on the Premises, except as otherwise provided herein.

        3.5 Exterior Maintenance. Landlord agrees to maintain the exterior and interior of the Building and Property to include snow removal, maintenance of the structure, roof, mechanical and electrical equipment, architectural finish, and so on, excluding only those items specifically excepted elsewhere in this Lease.

        3.6 Closure of Building. Landlord may close the Building at such hours as Landlord may from time to time reasonably determine; so long as such closure does not

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unreasonably interfere with Tenant's conduct of business in the Premises except in cases of emergency, at which times of closure admittance may be gained only under such regulations as may from time to time be prescribed by Landlord (e.g. key card or touch pad access).

        3.7 Elevator Service. Passenger elevator service, shall be provided for the Building twenty-four (24) hours per day, seven (7) days per week. Automatic elevator service shall be deemed "elevator services" within the meaning of this paragraph.

        3.8 Miscellaneous. Lighting replacement, public restroom supplies, window washing with reasonable frequency, and janitor service to the Premises during the times and in the manner that such janitor services are customarily furnished in general Class B office buildings in the area.

     Landlord shall make reasonable efforts to provide the foregoing services, but in any event, shall not be liable for damages, nor shall the Rent herein reserved be abated for failure to furnish or any delay in furnishing any of the foregoing services when there are disturbances or labor disputes of any character, or by inability to secure electricity, fuel supplies, machinery, equipment or labor, or by the making of necessary repairs or improvements to Premises, or unavailability of utilities due to governmental restrictions, nor shall the temporary failure to furnish any of such services be construed as an eviction of Tenant or relieve Tenant from the duty of observing and performing any of the provisions of this Lease.

     4. Improvements to Be Made by Landlord.

     4.1 Landlord shall construct for Tenant, at its sole cost and expense, the improvements to the Premises as described on the attached Exhibit B-2, and in the layout, design and quantities therefor shown on Exhibit B-2, attached hereto, up to a maximum cost of $30,000.00. Landlord shall not be required to remove or install any partitions or improvements that are not compatible with the design for the Building. In the event that the costs of such improvements exceeds such amount for any reason whatsoever, including, without limitation, changes in the scope of the work or increased costs for the same work, Tenant shall pay the same as Additional Rent hereunder promptly upon being invoiced therefor, and failure by Tenant to pay same in full within thirty (30) days shall constitute failure to pay Rent when due and an event of default by Tenant hereunder giving rise to all remedies available to Landlord under this Lease and at law for nonpayment of Rent.

5.   Quiet Enjoyment; Landlord Right of Entry.

     5.1 Quiet Enjoyment. So long as Tenant shall observe and perform the covenants and agreements binding on it hereunder, Tenant shall, at all times during the Term herein granted, peacefully and quietly have and enjoy possession of the Premises without any encumbrance or hindrance by, from or through Landlord.

     5.2 Landlord Right of Entry. Landlord shall have the right, without charge or diminution of rent, to enter the Premises at all reasonable times, upon reasonable notice, and in a reasonable manner for the purpose of examining the Premises and making repairs, alterations or improvements either to the Premises or to utility lines or other facilities of the Building or to install such lines or facilities. Tenant shall, upon discovery of any defect in or injury to the

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Premises or any need for repairs that are the responsibility of Landlord, promptly report the same to Landlord in writing, specifying such defect or injury. Landlord will have the right throughout the term of this Lease to access and utilize the portions of the Premises identified on the attached Exhibit A, being the service and utility chase serving the entire Building, at all reasonable times, upon reasonable notice to Tenant (except in the case of emergencies in which no notice will be required). Landlord will have the right of ingress and egress to and from such areas from the elevator on each such floor.

     6. Certain Rights Reserved to Landlord. Landlord reserves the following rights:

        6.1 To name or rename the Building and to change the name or street address of the Building.

        6.2 To install and maintain a sign or signs on the exterior or interior of the Building.

        6.3 To designate all sources furnishing sign painting and lettering, towels, toilet supplies, and like services used on the Premises or relating thereto. Further, to designate all vendors supplying services or materials on or about the common areas, including without limitation ice, drinking water, vending machines, shoe shining, mobile vending service, catering services or other like services.

        6.4 To constantly have pass keys to the Premises and each of the rooms, closets and other doors therein.

        6.5 On reasonable prior notice to Tenant (which shall not be unreasonably withheld), to exhibit the Premises to (i) any prospective tenants during the last Six (6) months of the Term, and to (ii) any prospective purchaser, mortgagee, or assignee of any mortgage on the Property and to others having a legitimate interest at any time during the Term.

        6.6 At any time in the event of an emergency, and otherwise at reasonable times, to take any and all measures, including inspections, repairs, alterations, additions and improvements to the Premises or to the Building, as may be necessary or desirable for the safety, protection or preservation of the Premises or the Building or Landlord's interests, or as may be necessary or desirable in the operation or improvement of the Building or in order to comply with all laws, orders and requirements of any governmental or other authority. There shall be no allowance to Tenant or diminution of rent and no liability on the part of Landlord by reason of inconvenience, annoyance or injury to or loss of business arising from the reasonable making of any repairs, alterations, improvements or installations in or to any portion of the Building, the Premises or the common areas, or in and to the fixtures, appurtenances and equipment thereof.

     7. Estoppel Certificates. Tenant shall, within ten (10) days after written request of Landlord, execute, acknowledge, and deliver to Landlord or to Landlord's mortgagee, proposed mortgagee, land lessor or proposed purchaser of the Property or any part thereof, any estoppel certificates requested by Landlord from time to time, which estoppel certificates shall show, among other information requested by Landlord, whether the Lease is in full force and effect and whether any changes may have been made to the original Lease; whether the Term of the Lease has commenced and full rental is accruing; whether there are any defaults by Landlord and, if so,

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the nature of such defaults; whether possession has been assumed and all improvements to be provided by Landlord have been completed; and whether Rent has been paid more than thirty (30) days in advance and that there are no liens, charges, or offsets against rental due or to become due and that the address shown on such estoppel is accurate.

     8. Indemnification by Tenant. Tenant agrees that Landlord, its agents and employees, shall not be liable for any damage or liability of any kind or for any injury to or death of persons or damage to property of Tenant or any other person from any cause whatsoever by reason of the construction, use, occupancy or enjoyment of the Premises by Tenant or any person therein or holding under Tenant. Tenant agrees to indemnify, defend and save harmless Landlord, its agents and employees from all claims, actions, demands, damages, costs and expenses and liabilities whatsoever, including reasonable attorneys' fees, on account of any such real or claimed damage or liability, and from all liens, claims and demands occurring in or at the Premises, or arising out of the construction, use, occupancy or enjoyment of the Premises and its facilities, or any repairs or alterations which Tenant may make upon the Premises, or occasioned in whole or in part by any act or omission of Tenant, its agents, contractors, servants, employees or invitees. Tenant shall not, however, be liable for damage or injury occasioned by the gross negligence or willful acts of Landlord or its agents, contractors, servants or employees unless such damage or injury arises from perils against which Tenant is required by this Lease to insure.

     9. Insurance/Release/Waiver of Subrogation.

        9.1 Tenant agrees that from and after the date of delivery of the Premises from Landlord to Tenant and continuing throughout the Term of this Lease, Tenant shall carry and maintain, at its sole cost and expense, the following types of insurance, in the amounts specified and in the form hereinafter provided for:

        9.1.1 Commercial Liability. Commercial General Liability insurance covering the Premises and tenant's use thereof against claims for personal injury or death and property damage occurring upon, in or about the Premises. Such insurance shall have limits of not less than $ 1,000,000.00 Combined Single Limit for any one occurrence and shall contain a per location aggregate endorsement. This insurance coverage shall also extend to any liability of the Tenant arising out of the indemnities provided in Section 8 hereof. The insurance coverage required under this Section 9.1.1 shall, in addition, extend to any liability of Tenant arising out of the indemnities provided in Article 8 hereof.

        9.1.2 Trade Fixtures, Personal Property and Business Interruption. All Risk/Special Property insurance covering Tenant's trade fixtures, personal property and business interruption in or on the Premises. Such insurance shall equal at least 90% of the replacement cost of the insured property. Tenant may elect to obtain earthquake and/or flood coverage as the Landlord assumes no responsibility for any loss to Tenant's property whatsoever.

     All policies of insurance provided for in this Section 9.1 shall be issued in form reasonably acceptable to Landlord by insurance companies reasonably acceptable to Landlord and qualified to do business in Ohio. Each policy described in Section 9.1.1 above shall be issued in the name of Tenant, and Landlord shall be named as an additional insured. A certificate of such coverage shall be delivered to Landlord within fifteen (15) days after delivery

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of possession of the Premises to Tenant and thereafter within fifteen (15) days prior to the expiration of each policy; and shall be written as a primary policy that does not contribute to and is not in excess of coverage that Landlord may carry.

        9.2 Subject to reimbursement by Tenant as herein provided, Landlord shall maintain in effect at all times during the Term of this Lease the following types of insurance coverage, in the amounts specified and in the form hereinafter provided for:

               9.2.1 Commercial Liability. Landlord shall at all times during the Term of this Lease carry and maintain Commercial General Liability Insurance covering the common areas of the Property against claims for bodily injury or death and property damage occurring upon, in or on such areas, with a limit of not less than $ 1,000,000 Combined Single Limit for any one occurrence with a per location aggregate.

               9.2.2 Real and Personal Property of Landlord. Landlord shall at all times during the Term of the Lease maintain in effect insurance covering the Building (including exterior walls, leasehold improvements, downspouts, gutters and roof, but excluding all fixtures and property required to be insured by Tenant pursuant to Section 9.1) in an amount not less than 90% of the functional value and providing protection on an All Risk/Special Perils basis. Landlord's insurance cost referred to in this section shall be included in Operating Expenses referred to in Section 2.3 and Tenant shall reimburse Landlord for a portion of such insurance costs in accordance with the provisions of said
Section 2.3.

        9.3 All personal property belonging to Tenant or any occupant of the Premises that is in or on any part of the Property shall be there at the risk of Tenant or of such other person only, and Landlord, its agents and employees shall not be liable for any damage thereto or for the theft or misappropriation thereof. Neither Landlord nor its agents or employees shall be liable for any damage or loss to fixtures, equipment, merchandise or other personal property of Tenant located anywhere in or on the Premises. The foregoing waiver of liability includes, without limitation, those losses caused by theft, fire, water, explosion, sewer backup or any other insurable hazards, regardless of the origin or cause thereof, and Tenant does hereby expressly release Landlord, its agents and employees of and from any and all liability for such damages or loss. Tenant does hereby expressly release Landlord, and its agents and employees, of and from any and all liability for loss resulting from business interruption at the Premises for perils covered by an All Risk/Special policy, and Tenant does hereby expressly release Landlord, and its agents and employees, of and from any and all liability for such damage or loss.

        9.4 Each party hereby waives its rights against the other with respect to losses insured against or required to be insured against by such party under this Article 9. The policies required to be carried under this Article 9 shall provide for waivers of any right of subrogation that the insurer of such party may require against the other party hereto with respect to any such losses.

     10. Holding Over. Unless otherwise agreed to in writing by Landlord and Tenant, if Tenant retains possession of the Premises or any part thereof after the expiration or earlier termination of this Lease, Tenant shall pay Landlord Rent at 150% of the monthly rate in effect immediately prior to the termination of the Term for the time Tenant thus remains in possession

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and, in addition thereto, Tenant shall pay Landlord for all damages, consequential as well as direct, sustained by reason of Tenant's retention of possession. The provisions of this Article 10 do not exclude Landlord's rights of re-entry or any other right hereunder. No such holding over shall be deemed to constitute a renewal or extension of the Term hereof and Landlord will retain all rights to re-enter the Premises from and after the expiration or earlier termination of this Lease. Further, from and after the date that Landlord has provided written notice to Tenant that Landlord desires possession of the Premises, effective at any time on or after the expiration or termination of this Lease (but not earlier than thirty (30) days following the provision of such notice), to either (i) prepare the same for the possession thereof by a new tenant or (ii) to provide possession of the same to a new tenant, Tenant will be liable to Landlord for all consequential damages suffered by Landlord as a result of Tenant's continuing occupancy of the Premises, including without limitation damages arising from increased costs to prepare the Premises (or any part thereof) more quickly for such new tenant, costs for concessions to such new tenant arising from delayed occupancy, damages for which Landlord is liable to such new tenant as a result of Landlord's inability to deliver the Premises as and when required under any new agreement and any lost rental or other consideration, any tenant improvements completed or Realtor fees owed, from a lease that is terminated by a tenant due to the inability of Landlord to deliver the Premises to such new tenant as provided in a written lease with such tenant for occupancy of the Premises or any part thereof.

     11. Assignment and Subletting.

         11.1 Tenant shall not, without the express written consent of Landlord, which consent may be withheld in Landlord's sole discretion:

              11.1.1 assign, convey, mortgage, pledge, encumber or otherwise transfer (whether voluntarily or otherwise) this Lease or any interest under it;

              11.1.2 allow any transfer of this Lease by operation of law;

              11.1.3 sublet the Premises or any part thereof; or

              11.1.4 permit the use or occupancy of the Premises or any part thereof by anyone other than Tenant.

         11.2 Landlord shall have the option, upon receipt of Tenant's written request for Landlord's consent to any assignment or subletting, in addition to denying such request, to cancel this Lease as to the portion of the Premises proposed to be assigned or sublet. This option shall be exercised if at all, within thirty (30) days following Landlord's receipt of Tenant's written request, by delivery to Tenant of Landlord's intention to exercise the option.

         11.3 If this Lease be assigned or if the Premises or any part thereof be sublet or occupied by anybody other than Tenant, Landlord may, after default by Tenant, collect Rent from the assignee, subtenant or occupant, and apply the net amount collected to the Rent herein reserved, but no such assignment, subletting, occupancy or collection shall be deemed a waiver of any of Tenant's covenants contained in this Lease or the acceptance of such assignee, subtenant or occupant as Tenant, or a release of Tenant from further performance by Tenant of covenants on the part of Tenant herein contained.

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         11.4 In the event a sublease or assignment is made, with Landlord's prior written consent, as herein provided, Tenant shall pay Landlord a charge of THREE HUNDRED FIFTY AND NO/100 DOLLARS ($350.00) as reimbursement for necessary legal and accounting services required by Landlord to accomplish such assignment or subletting. Said amount shall be deemed to be additional Rent under the terms of this Lease.

         11.5 In the event Tenant sublets all or a portion of the Premises or assigns the Lease for an amount in excess of the Base Rent set forth in Section 2.1, of this Lease, then Tenant shall pay to Landlord, as additional Rent, fifty percent (50%) of such excess received by Tenant.

         11.6 In addition, and notwithstanding anything to the contrary contained in this Section 11, if assignment or subletting is allowed, no such assignment of this Lease or subletting of the Premises shall be deemed to release Tenant from any of its obligations under this Lease, nor shall any assignment or subletting be construed as permitting any further assignment or subletting except in accordance with this Section 11.

     12. Condition of Premises. Except as otherwise agreed to in writing, Tenant's taking possession of the Premises shall be conclusive evidence as against Tenant that the Premises were in good order and satisfactory condition when Tenant took possession, except as to latent defects. Tenant accepts the Premises in their present "AS IS/WHERE IS/WITH ALL DEFECTS" condition. No promise of Landlord to alter, remodel, repair or improve the Premises or the Building (except as set forth in Article 4, above) and no representation respecting the condition of the Premises, Building, or areas in the vicinity of the same have been made by Landlord or any representative of Landlord to Tenant or any representative of Tenant, other than as may be contained herein or in a separate agreement signed by Landlord and Tenant. At the termination of this Lease, Tenant shall return the Premises broom-clean and in as good condition as when Tenant took possession, ordinary wear and tear and loss by fire or other casualty excepted, failing which Landlord may restore the Premises to such condition and Tenant shall pay the cost thereof on demand.

     13. Use of Premises; Alterations; Signs; Governmental Regulations.

         13.1 Tenant may not use the Premises or permit the use of the Premises for any purpose whatsoever at any time except for general office purposes.

         13.2 Tenant, its employees and agents shall perform and abide by the Rules & Regulations, attached hereto as Exhibit C. Landlord may from time to time throughout the Term make reasonable amendments and additions to the Rules & Regulations and Tenant is required to abide by the same.

         13.3 Tenant shall not make any alterations, improvements or additions to the Premises without Landlord's advance written consent in each and every instance. In the event Tenant desires to make any alterations, improvements or additions, Tenant shall first submit to Landlord plans and specifications therefor and obtain Landlord's written approval thereof prior to commencing any such work. Landlord's consent to such work or Landlord's approval of such plans and specifications shall create no responsibility or liability on the part of Landlord for their completeness, design sufficiency, or compliance with all laws, rules and regulations or governmental authorities of which may hereafter be in effect. All alterations, improvements or additions whether temporary or permanent in character, made by Landlord or Tenant in or upon the Premises shall become Landlord's property and shall remain upon the Premises at the termination of this Lease without compensation to Tenant (excepting only Tenant's movable office furniture, trade fixtures, office and professional equipment). Any damage caused by or resulting from the removal of Tenant's office furniture, trade fixtures, and office and professional equipment may be repaired by Landlord at Tenant's cost and expense. Any alterations that involve (i) structural alterations or (ii) penetrations to the roof or other elements of the exterior shell of the Building may be done only under the supervision of a representative of Landlord. With respect to any alterations that are performed on the Premises by Tenant, Tenant will (i) obtain all required building permits and other permits, (ii) perform such alterations in conformity with all applicable governmental laws, ordinances, codes, rules and regulations, including without limitation building and fire regulations and the Americans with Disabilities Act, and (iii) Tenant shall be responsible for promptly paying all contractors, subcontractors, material men and laborers coming onto the Premises and shall cause to be released within five (5) days of notice from Landlord any mechanics lien placed on the Premises as a result of Tenant's work or alleged to be as a result of Tenant's work.

          13.4 Without Landlord's written consent, Tenant shall have no right under this Lease to put any improvements on the exterior of the Property, including the roof or exterior walls.

          13.5 No signs, advertisements or notices of any kind shall be inscribed, painted or affixed upon, or be projected from any part of the Premises or building except of the directory board in the main lobby and on the entrance to the Premises and then only in such manner as may be designated by Landlord.

          13.6 Tenant shall comply at its cost and expense with all laws, orders and regulations of federal, state, county and municipal authorities relating to Tenant's specific use of the Premises, and with any direction or recommendation of any public officer or officers relating to Tenant's specific use of the Premises, pursuant to law, or any reasonable request of any insurance company carrying insurance on the Premises, and shall bear all costs of any kind and nature whatsoever occasioned by or necessary for compliance with the same. Except as relates to the Tenant's specific use of the Premises as described in the previous sentence, Landlord shall comply at its cost and expense with all laws, orders and regulations of federal, state, county and municipal authorities relating to the Building and the Property (including, but not limited to, those laws, orders and regulations which are generally applicable to the Building and Property including the Premises), and with any direction or recommendation of any public officer or officers relating to the Building and the Property, pursuant to law, or any reasonable request of any insurance company carrying insurance on the Building or Property, and shall bear all costs of any kind and nature whatsoever occasioned by or necessary for compliance with the same.

          13.7 Tenant may not undertake any act, or permit any act to be undertaken in the Premises that violates any private easement, covenants, conditions, or restrictions that applies to the Premises or the Building as of the date of this Lease.

          13.8 Tenant shall be responsible for all compliance with the Americans with Disabilities Act as it relates to the Premises and Tenant hereby agrees to indemnify, defend, and hold harmless Landlord from and against any and all fees, fines, damages, costs, expenses, and/or liabilities including but not limited to attorneys' fees resulting directly or indirectly from breach of same.

      14. Repairs. Tenant shall give to Landlord prompt written notice of any damage to, or defective condition in any part or appurtenance of the Building's plumbing, electrical, heating, air conditioning or other systems serving, located in, or passing through the Premises. Tenant shall, at Tenant's own expense, keep the Premises in good order, condition and repair during the Term, and Tenant, at Tenant's expense, shall comply with all laws and ordinances, and all rules and regulations of all governmental authorities and of all insurance bodies at any time in force, applicable to the Premises or to Tenant's use thereof, except that Tenant shall not hereby be under any obligation to comply with any law, ordinance, rule or regulation requiring any structural alteration of or in connection with the Premises, unless such alteration is required by reason of condition which has been created by, or at the instance of Tenant, or is required by reason of a breach of any of Tenant's covenants and agreements hereunder. Landlord shall not be required to repair any injury or damage by fire or other cause, or to make any repairs or replacements of any panels, decoration, office fixtures, railing, ceiling, floor covering, partitions, or any other property installed in the Premises by Tenant.

      15. Untenantability. If the Premises are made untenantable in whole or in part by fire or other casualty, the Rent, until repairs shall be made or the Lease terminated as hereinafter provided, shall be apportioned on a per diem basis according to the part of the Premises which is usable by Tenant, if, but only if, such fire or other casualty be not caused by the fault or negligence of Tenant, its contractors, agents, or employees. If such damage shall be so extensive that the Premises cannot be restored by Landlord within a period of six (6) months, either party shall have the right to cancel this Lease by notice to the other given at any time within thirty (30) days after the date of such damage; except that if such fire or casualty resulted from Tenant's fault or negligence, Tenant shall have no right to cancel. In the event of giving effective notice pursuant to this Article 15, this Lease and the Term and the estate hereby granted shall expire on the fifteenth (15th) day after the giving of such notice as fully and completely as if such date were the date hereinbefore set for the expiration of the Term of this Lease. If this Lease is not so terminated, Landlord will promptly repair the damage at Landlord's expense to a condition substantially similar to that existing prior to such damage.

      16. Eminent Domain.

          16.1 In the event that title to the whole or any part of the Premises shall be lawfully condemned or taken in any manner for any public or quasi-public use, this Lease and the Term and estate hereby granted shall forthwith cease and terminate as of the date of vesting of title and Landlord shall be entitled to receive the entire award, Tenant hereby assigning to Landlord Tenant's interest therein, if any. However, nothing herein shall be deemed to give Landlord any interest in or to require Tenant to assign to Landlord any award made to Tenant for the taking of personal property or fixtures belonging to Tenant or for the interruption of or damage to Tenant's business or for Tenant's moving expenses.

          16.2 In the event that title to a part of the Building other than the Premises shall be so condemned or taken and if in the opinion of Landlord, the Building should be restored in such a way as to alter the Premises materially, Landlord may terminate this Lease and the Term and estate hereby granted by notifying Tenant of such termination within sixty (60) days following the date of vesting of title, and this Lease and the Term and estate hereby granted shall expire on the date specified in the notice of termination, not less than sixty
(60) days after the giving of such notice, as fully and completely as if such date were the date hereinbefore set for the expiration of the Term of this Lease, and the Rent hereunder shall be apportioned as of such date.

          16.3 For the purpose of this Section 16, a sale to a public or quasi-public authority under threat of condemnation shall constitute a vesting of title and shall be construed as a taking by such condemning authority.

      17. Default.

          17.1 Tenant's Defaults.

               17.1.1 The following occurrences will be deemed to be a breach by Tenant of its obligations under this Lease:

                      17.1.1.1 If Tenant does not deliver any payment of Rent to Landlord within ten (10) days after such payment is due, time being of the essence of this provision. In the event of non-payment of Rent, no notice to Tenant is required before such non-payment is considered a default.

                      17.1.1.2 If Tenant defaults in the prompt and full performance of any other provision of this Lease (but for the payment of Rent as provided above) and such default continues for thirty (30) days following written notice from Landlord to Tenant;

                      17.1.1.3 If the leasehold interest of Tenant is levied upon under execution or is attached by process of law; or

                      17.1.1.4 If Tenant shall (i) apply for or consent to the appointment of a receiver, trustee or liquidator of Tenant or of all or a substantial part of its assets, (ii) file a voluntary petition in bankruptcy or admit in writing its inability to pay its debts as they come due, (iii) make a general assignment for the benefit of creditors, (iv) file a petition or an answer seeking reorganization or arrangement with creditors or to take advantage of any insolvency law, or (v) file answer admitting the material allegations of a petition filed against Tenant in any bankruptcy, reorganization or insolvency proceeding, or if an order, judgment or decree shall be entered by any court of competent jurisdiction adjudicating Tenant a bankrupt or insolvent or approving a petition seeking reorganization of Tenant or appointing a receiver, trustee or liquidator of Tenant.

               17.1.2 Upon the occurrence of any such event, Landlord may, at its election take any one or more of the following actions, (i) accelerate all amounts that may be due and payable by Tenant over the remaining life of the Lease and declare such sum immediately to be due and payable in full, (ii) terminate the Lease and Tenant's right to possession of the

Premises, (iii) without terminating the Lease, endeavor to re-let the Premises, and/or (iv) take any other action reasonably calculated to resolve the deficiency under the Lease, any such action being entirely for the account and at the cost of Tenant. No action by Landlord under this Article 17 shall relieve Tenant of any obligation, including payment of Rent under this Lease.

               17.1.3 Upon any termination of this Lease, Tenant shall surrender possession and vacate the Premises immediately, and deliver possession thereof to Landlord, and hereby grants to Landlord full and free license to enter into and upon the Premises in such event with or without process of law and to repossess Landlord of the Premises as of Landlord's former estate and to expel or remove Tenant and any others who may be occupying or within the Premises and to remove any and all property therefrom, using such force as may be necessary, without being deemed in any manner guilty of trespass, eviction or forcible entry and detainer, and without relinquishing Landlord's right to Rent or any other right given to Landlord hereunder or by operation of law.

               17.1.4 If Landlord elects, without terminating the Lease, to endeavor to re-let the Premises, Landlord may, at Landlord's option, enter into the Premises, remove Tenant's signs and other evidence of tenancy, and take and hold possession thereof as provided in Section 17.1.3, without such entry and possession terminating the Lease or releasing Tenant, in whole or in part, from Tenant's obligation to pay the Rent hereunder for the full Term as hereinafter provided. Upon and after entry into possession without terminating of the Lease, Landlord may re-let the Premises or any part thereof for the account of Tenant to any person, firm or corporation other than Tenant for such Rent, for such time and upon such terms, as Landlord shall determine, to be reasonable. In any such case, Landlord may make repairs, alterations and additions in or to the Premises, and redecorate the same to the extent deemed by the Landlord necessary or desirable, and Tenant shall, upon demand, pay the cost thereof, together with Landlord's expenses of the re-letting. If the consideration collected by Landlord upon any such re-letting for Tenant's account is not sufficient to pay monthly the full amount of the Rent reserved in this Lease, together with the cost of repairs, alterations, additions, redecorating and Landlord's expenses, Tenant shall pay to Landlord the amount of each monthly deficiency upon demand; and if the consideration so collected from any such re-letting is more than sufficient to pay the full amount of the Rent reserved herein, together with the costs and expenses of Landlord, Landlord, at the end of the stated Term of this Lease, shall account to Tenant.

               17.1.5 If Landlord elects to terminate this Lease in any of the circumstances specified in Section 17.1, Landlord shall forthwith upon such termination be entitled to recover as damages, and not as a penalty, an amount equal to the then present value of the Rent applying a discount rate of eight percent (8.0%) and additional Rent provided in this Lease for the residue of the stated Term hereof plus the unamortized portion of the rental commission related to the lease for which Landlord is liable or Landlord has already paid and the unamortized portion of any costs of tenant improvement work done by Landlord related to the Lease or Tenant's tenancy; PROVIDED, HOWEVER, that these two items shall not be subject to any discount, but shall be due and promptly payable at the time of termination.

               17.1.6 Any and all property which may be removed from the Premises by Landlord pursuant to the authority of the Lease or of law, to which Tenant is or may be entitled, may be handled, removed or stored by Landlord at the risk, cost and expense of Tenant and Landlord shall in no event be responsible for the value, preservation or safekeeping thereof. Tenant shall pay to Landlord, upon demand, any and all expenses incurred in such removal and all storage charges against such property so long as the same shall be in Landlord's possession or under Landlord's control. Any such property of Tenant not removed from the Premises or retaken from storage by Tenant within thirty (30) days after the end of the Term or of Tenant's right to possession of the Premises, however terminated, shall be conclusively deemed to have been forever abandoned by Tenant and either may be retained by Landlord as its property or may be disposed of in such manner as Landlord may see fit.

               17.1.7 Tenant agrees that if it shall at any time fail to make any payment or perform any other act on its part to be made or performed under this Lease, Landlord may, but shall not be obligated to, and after reasonable notice or demand and without waiving, or releasing Tenant from any obligation under this Lease, make such payment or perform such other act to the extent Landlord may deem desirable, and in connection therewith to pay expenses and employ counsel. Tenant agrees to pay reasonable attorney's fee if legal action is required to enforce performance by Tenant of any condition, obligation or requirement hereunder. All sums so paid by Landlord and all expenses in connection therewith, together with interest thereon at the rate of ten percent (10%) per annum from the date of payment, shall be deemed additional Rent hereunder and payable at the time of any installment of Rent thereafter becoming due and Landlord shall have the same rights and remedies for the non-payment thereof, or of any other additional Rent, as in the case of default of payment of Rent.

               17.1.8 All rights and remedies of Landlord herein enumerated in this Section 17.1 shall be cumulative, and none shall exclude any other right or remedy allowed by law. In addition to the other remedies in this Lease provided, Landlord shall be entitled to the restraint by injunction of the violation or attempted violation of any of the covenants, agreements or conditions of this Lease.

          17.2 Landlord's Defaults. Landlord shall be in default of this Lease if Landlord fails to perform any duty or obligation imposed upon it by this Lease and the default continues for a period of thirty (30) days after written notice is given to Landlord by Tenant, or for an unreasonable period of time if thirty (30) days is not sufficient time to repair, remedy or correct such default. Landlord agrees that if it shall at any time fail to perform any of the obligations of it as required in Section 3 of this Lease for a period of thirty
(30) days following written notice from Tenant of the failure to provide such service (or in the event a cure of the specified default reasonably takes longer than thirty (30) days to cure, then for such longer period as is reasonably necessary to effectuate such cure), then Tenant may, but shall not be obligated to, without waiving, or releasing Landlord from any obligation under this Lease, make such payment or perform such other act to the extent Tenant reasonably may deem desirable. All sums so paid by Tenant and all expenses in connection therewith, together with interest thereon at the rate of ten percent (10%) per annum from the date of payment shall be paid from Landlord to Tenant within thirty (30) days from Tenant invoicing Landlord for the same. In the alternative, at Landlord's option, Landlord may provide to Tenant a credit against other sums owing under this Lease by a writing from Landlord to Tenant providing the same. Notwithstanding anything contained in this Lease, Tenant will not have the right to offset amounts Tenant claims are owing to it from the amount of rent owed from Tenant to Landlord hereunder or in any other manner arising from Landlord's alleged default under this Lease.

      18. Security Deposit. Upon the execution of this Lease, Tenant has deposited with Landlord the full sum of SEVEN THOUSAND EIGHT HUNDRED EIGHTY AND NO/100 DOLLARS ($7,880.00) ("Security Deposit") as security for the full and faithful performance of every provision of this Lease to be performed by Tenant, which Security Deposit was paid under the existing Lease and hereby acknowledged by Landlord. If Tenant defaults in the performance of any provision of this Lease, including but not limited to the provisions relating to the payment of Rent, Landlord may use, apply or retain all or any part of this Security Deposit for the payment of any Rent or any other sum in default or for the payment of any other amount which Landlord may spend or become obligated to spend by reason of Tenant's default or to compensate Landlord for any other loss, cost or damage which Landlord may suffer by reason of Tenant's default. If any portion of the Security Deposit is so used or applied, Tenant shall, within five (5) days after written demand therefor, deposit cash with Landlord in an amount sufficient to restore the Security Deposit to its original amount and Tenant's failure to do so shall be a breach of this Lease. Landlord shall not, unless otherwise required by law, be required to keep this Security Deposit separate from its general funds, nor pay interest to Tenant. If Landlord is required to maintain the Security Deposit in an interest bearing account, Landlord will retain the maximum amount permitted under applicable law as a bookkeeping and administrative charge. If Tenant shall fully and faithfully perform every provision of this Lease to be performed by it, the Security Deposit or any balance thereof shall be returned to Tenant (or, at Landlord's option, to the last transferee of Tenant's interest hereunder) at the expiration of the Lease Term and upon Tenant's vacation of the Premises. Landlord shall have the right to transfer any Security Deposit held to any purchaser of the Building. Upon such transfer, Tenant shall look solely to such purchaser for return of the Security Deposit; and Landlord shall be released from any liability with respect to the Security Deposit.

      19. Miscellaneous.

          19.1 Subordination of Lease. This Lease is and shall be subject and subordinate to any and all mortgages or deeds of trust now existing upon or that may be hereafter placed upon the Premises and the Property and to all advances made or to be made thereon and all renewals, modifications, consolidations, replacements or extensions thereof and the lien of any such mortgages or deeds of trust shall be superior to all rights hereby or hereunder vested in Tenant, to the full extent of all sums secured thereby; unless such mortgages or deeds of trust expressly provide or elect that this Lease shall be superior to such mortgages or deeds of trust. If any such mortgages or deeds of trust are foreclosed, upon request of the mortgagee or holder, as the case may be, Tenant will attorn to the purchaser at the foreclosure sale. This provision shall be self-operative and no further instrument of subordination shall be necessary to effectuate such subordination and the recording of any such mortgage or deed of trust shall have preference and precedence and be superior and prior in lien to this Lease, irrespective of the date of recording. In confirmation of such subordination, Tenant shall at the request of Landlord or the holder of any such mortgage or deed of trust execute and deliver to Landlord within ten (10) days any instrument that Landlord or such holder may reasonably request.

          19.2 Lease Binding upon Assignees. This Lease and all covenants, provisions and conditions herein contained shall inure to the benefit of and be binding upon the heirs, executors, administrators, personal representatives, successors and assigns, respectively of the parties hereto, provided, however, that no sublease, assignment or transfer by, from, through or under Tenant in violation of the provisions hereof shall vest in the sublessee, assignee or transferee any right, title or interest whatsoever.

          19.3 Commencement of Possession. If Landlord shall be unable to give possession of the Premises on the Commencement Date of the Term hereof because the Premises shall not be ready for occupancy, Landlord shall not be subject to any liability for the failure to give possession on said date. Under such circumstances, unless the delay is the fault of Tenant, the Rent shall not commence until the Premises are ready for occupancy by Tenant, and in such event, the beginning and termination dates of the Term hereof shall be adjusted accordingly, which adjustment will be evidenced by an agreement signed by Landlord and Tenant setting forth the adjusted beginning and termination dates. If at Tenant's request Landlord shall make the Premises available to Tenant prior to the Commencement Date of the Term for the purpose of decorating, furnishing and equipping the Premises, the use of the Premises for such work shall not create a Landlord-Tenant relationship between the parties, nor constitute occupancy of the Premises within the meaning of the next sentence, but the provisions of Section 9 of this Lease shall apply. If, with the consent of Landlord, Tenant shall enter into occupancy of the Premises to do business therein prior to the Commencement Date of the Term, all provisions of this Lease, including but not limited to the date for expiration of the Term hereof, shall apply and the Rent shall accrue and be payable at the first rate specified in Section 2.1 from the date of occupancy.

          19.4 Force Majeure. In the event Landlord shall be delayed or hindered in or prevented from the performance of any obligation required under this Lease by reason of strikes, lockouts, inability to procure labor or materials, failure of power, fire or other casualty, acts of God, restrictive governmental laws or regulations, riots, insurrection, terrorism, war or any other reason not within the reasonable control of Landlord, then the performance of such obligation shall be excused for a period of such delay, and the period for the performance of any such act shall be extended for a period equivalent to the period of such delay. Notwithstanding the foregoing, Tenant will not be excused in the timely payment of Rent or any other charges under this Lease as a result of such force majeure events.

          19.5 Notices and Consents. All notices, demands, requests, consents or approvals which may or are required to be given by either party to the other shall be in writing, and shall be given by personal delivery or by telegram or by nationally recognized overnight delivery service or by United States certified or registered mail, postage prepaid. Any such notice shall be deemed given as of the date personally delivered to the other party, or as of the date such telegram is delivered to the other party, or the day after such notice is sent by nationally recognized overnight delivery service, or three (3) days after such notice is sent United States certified or registered mail, as the case may be.

      Notices to Tenant shall be addressed as follows:

          Education Lending Group, Inc.
          12760 High Bluff Drive, Suite 210
          San Diego, CA 92130
          Attention:    Douglas L. Feist
                        Executive Vice President and General Counsel

      Notices to Landlord shall be addressed as follows:

          Ingalls Building Co. Ltd.
          6 East Fourth Street, Suite 850
          Cincinnati, Ohio 45202

      Either party may change any of the foregoing addresses from time to time by providing written notice of such change to the other party. All consents and approvals provided for herein must be in writing and sent as provided above to be valid. If the term "Tenant", as used in this Lease, refers to more than one (1) person, notice given as aforesaid to any one (1) or more of such persons shall be deemed to have been duly given to Tenant and such consent or approval given by any one (1) or more of such persons shall be binding upon all.

          19.6 Entire Agreement; Enforceability; Amendments. This Lease and any Exhibits attached hereto constitute the entire agreement between the parties relating to the subject matter hereof, and there exists no other oral or written understandings, agreements, representations or assurances with respect to the matters set forth herein. Unless expressly stated herein, this Lease confers no rights upon any person or business entity that is not a party hereto. If any provision herein contained shall be held to be illegal or unenforceable, such holding shall not affect the validity or enforceability of the other provisions of this Lease. No agreement to amend or modify any provision of this Lease will be deemed to be effective unless such agreement is in writing and signed by each of the parties to this Lease.

          19.7 No Estate in Land. This contract and Lease shall create the relationship of landlord and tenant between Landlord and Tenant; no estate shall pass out of Landlord; and Tenant has only a usufruct which is not subject to levy and sale.

          19.8 Invalidity of Particular Provisions. If any clause or provision of this Lease is or becomes illegal, invalid, or unenforceable because of present or future laws or any rule, decision, or regulation of any governmental body or entity, the intention of the parties hereto is that the remainder of this Lease shall not be affected thereby.

          19.9 Miscellaneous Taxes. Tenant shall pay prior to delinquency all taxes assessed against or levied upon its occupancy of the Premises, or upon the fixtures, furnishings, equipment and all other personal property of Tenant located in the Premises, if nonpayment thereof shall give rise to a lien on the real estate, and when possible Tenant shall cause said fixtures, furnishings, equipment and other personal property to be assessed and billed separately from the property of Landlord. In the event any or all of Tenant's fixtures, furnishings, equipment and other personal property, or upon Tenant's occupancy of the Premises, shall be assessed and taxed with the property of Landlord, Tenant shall pay to Landlord its share of such taxes within ten (10) days after delivery to Tenant by Landlord of a statement in writing setting forth the amount of such taxes applicable to Tenant's fixtures, furnishings, equipment or personal property.

          19.10 Substitute Premises. If the Premises contain an area of five thousand (5,000) square feet or less, Landlord shall have the right at any time during the Term hereof, upon giving Tenant not less than sixty (60) days prior written notice, to provide and furnish Tenant with space elsewhere in the Building of approximately the same size as the Premises and remove and place Tenant in such space, with Landlord to pay all reasonable direct costs and expenses incurred as a result of such removal of Tenant, but not any indirect or special expenses resulting from such relocation, including but not limited to Tenant's loss of business or loss of profits. Should Tenant refuse to permit Landlord to move Tenant to such new space at the end of said sixty (60) day period, Landlord shall have the right to cancel and terminate this Lease effective ninety (90) days from the date of original notification by Landlord. If Landlord moves Tenant to such new space, this Lease and each and all of its terms, covenants and conditions shall remain in full force and effect and be deemed applicable to such new space, and such new space shall thereafter be deemed to be the Premises as though Landlord and Tenant had entered into an express written amendment of this Lease with respect thereto.

          19.11 Brokerage. Tenant represents and warrants that it has dealt with no broker, agent or other person in connection with this transaction and that no broker, agent, or other person brought about by this transaction, other than [None] and Tenant agrees to indemnify and hold Landlord harmless from and against any claims by any other broker, agent or other person claiming a commission or other form of compensation by virtue of having dealt with Tenant with regard to this leasing transaction. The provisions of this Section 19.11 shall survive the termination of this Lease.

          19.12 Interest on Past-Due Obligations. Other remedies for default in this Lease notwithstanding, any sum accruing to Landlord or Tenant under the terms and provisions of this Lease which is not paid when due shall bear interest at the rate of one-and-one-half percent (1 1/2%) per month, but in no event more than the maximum amount allowed by law, from the date when any such sum becomes due and payable under the terms and provisions of this Lease until paid. In addition, and not by way of limitation to the preceding sentence, if any Base Rent and/or additional Rent payment is not received by Landlord on or before the fifth day of the month for which such payment is due, a service charge of five percent (5%) of such past-due amount shall become due and payable in addition to such amounts owed under this Lease.

          19.13 Alternate Electrical Provider. Because electricity to the Premises is supplied to the Premises through common facilities with the remainder of the Building, Tenant will not be able to utilize an alternative electricity provider; however, Landlord may in its sole judgement, utilize an alternative electricity provider if it so chooses.

          19.14 Special Stipulations.

                19.14.1 No receipt of money by Landlord from Tenant after the termination of this Lease or after the service of any notice or after the commencement of any suit, or after final judgment for possession of the Premises shall reinstate, continue or extend the

Term of this Lease or affect any such notice, demand or suit or imply consent for any action for which Landlord's consent is required.

                19.14.2 No waiver of any default of Tenant hereunder shall be implied from any omission by Landlord to take any action on account of such default if such default persists or be repeated, and no express waiver shall affect any default other than the default specified in the express waiver and that only for the time and to the extent therein stated.

                19.14.3 It is understood that Landlord may occupy portions of the Building in the conduct of Landlord's business. In such event, all references herein to other tenants of the Building shall be deemed to include Landlord as an occupant.

                19.14.4 The term "City" as used in this Lease shall be understood to mean the City and/or County in which the Property is located.

                19.14.5 All of the covenants of Tenant hereunder shall be deemed and construed to be "conditions" as well as "covenants" as though the words specifically expressing or importing covenants and conditions were used in each separate instance.

                19.14.6 This Lease shall not be recorded by either party without the consent of the other.

                19.14.7 Neither party has made any representations or promises, except as contained herein or in some further writing signed by the party making such representation or promise.

                19.14.8 In the absence of fraud, no person, firm or corporation, or the heirs, legal representatives, successors and assigns, respectively, thereof, executing this Lease as agent, trustee or in any other representative capacity shall ever be deemed or held individually liable hereunder for any reason or cause whatsoever.

                19.14.9 In the event of variation or discrepancy, Landlord's original copy of the Lease shall control.

                19.14.10 Each provision hereof shall extend to and shall, as the case may require, bind and inure to the benefit of Landlord and Tenant and their respective heirs, legal representatives, successors and assigns. This Lease shall be interpreted under and governed by the laws of the State of Ohio.

                19.14.11 If because of any act or omission of Tenant, its employees, agents, contractors, or subcontractors, any mechanic's lien or other lien, charge or order for the payment of money shall be filed against Landlord, or against all or any portion of the Premises, or the Building of which the Premises are a part, Tenant shall, at its own cost and expense, cause the same to be discharged of record, within thirty (30) days after the filing thereof, and Tenant shall indemnify and save harmless Landlord against and from all costs, liabilities, suits, penalties, claims and demands, including reasonable attorney's fees resulting therefrom.

                19.14.12

                      19.14.12.1 Tenant will not make or permit the generation, treatment, storage, release or disposal of any Hazardous Substance or Hazardous Waste (as hereinafter defined) on or under the Premises and/or the Building. The term "Hazardous Substance" or "Hazardous Waste" includes, without limitation, those substances included within the definitions of hazardous substances, hazardous materials, toxic substances or solid waste in the Comprehensive Environmental Response, Compensation and Liability Act of 1980 ("CERCLA") as amended, 42 U.S.C. Section 9601 et seq., the Resource Conservation and Recovery Act ("RCRA"), 42 U.S.C. Section 6901 et seq. and the Superfund Amendments and Reauthorization Act of 1986 ("SARA") as codified at 42 U.S.C. Section 9671 et seq., and the Hazardous Materials Transportation Act, 49 U.S.C. Sections 1801 et seq., and in the regulations promulgated pursuant to said laws.

                      19.14.12.2 Tenant shall provide immediate notice to Landlord in the event that, contrary to the covenant of Tenant contained in subsection 19.14.12.1 (m) (i) above, any Hazardous Substance or Hazardous Waste is generated, treated, stored, released or disposed of in Premises by Tenant, it's agents, employees, invitees or guests, or, Tenant has knowledge of any such event in any other part of the Premises or Building.

                      19.14.12.3 Tenant releases, indemnifies and holds Landlord harmless from and against all actual or threatened claims, costs (including but not limited to the cost of investigation, removal, remediation and other clean up of Hazardous Substances and Hazardous Wastes, and reasonable fees of attorneys and other professionals experts and consultants retained by Landlord), demands, orders, losses, lawsuits, liabilities, damages (including without limitation all consequential damages) and expenses whether brought collectively or individually by a governmental authority or any third part arising from or related to any of the following. This indemnity shall survive the termination of this Lease and the vacation of the Premises by Tenant and the sale of the Premises by Landlord.

                            (A) The past, present or future release, threatened
releases, storage, treatment, accumulation, generation, utilization, disposal, transportation or other handling or migration of any Hazardous Substance or Hazardous Waste on, in onto, or from the Premises.

                            (B) The violation or alleged violation of
environmental laws occurring on or related to the Premises.

                            (C) Any action taken by Landlord to eliminate,
prevent, or mitigate the potential adverse impact on the Premises or Landlord as a result of or in anticipation of any actual, suspected or threatened violation of environmental laws or release or threatened release of a Hazardous Substance or Hazardous Waste on, in or from or otherwise affecting the Premises; such action may include but need not be limited to, the disposition, distribution, sale, disclaimer, or renunciation of any portion of the Premises.

                            (D) The costs of any required or necessary repair,
cleanup or detoxification of the Premises and the preparation and implementation of any closure, remedial or other required plans.

                      19.14.13 Landlord and Tenant agree that no portion of the Base Rent paid by Tenant after the expiration of any period during which such rent was abated shall be allocated by Landlord or Tenant to such abatement period, nor is such rent intended by the parties to be allocable to any abatement period.

                      19.14.14 Landlord and Tenant waive trial by jury in the event of any action, proceeding or counterclaim brought by either Landlord or Tenant against the other in connection with this Lease. Tenant hereby designates all courts of record, state and federal, sitting in Cincinnati, Ohio and having jurisdiction over the subject matter, as forums where any action, suit or proceeding in respect of or as arising from or out of this Lease, its making, validity or performance, may be prosecuted against Tenant, its successors and assigns, and by the foregoing designation Tenant consents to the jurisdiction and venue of such courts.

                      19.14.15 It is understood and agreed that this Lease shall not be binding until and unless all parties have signed it.

      20. Tenant's Representations.

          20.1 Corporate Authority. If Tenant signs this Lease as a corporation or partnership, each of the persons executing this Lease on behalf of Tenant warrants to Landlord that (i) Tenant is a duly authorized corporation or partnership, (ii) Tenant has the full right and authority to enter this Lease and (iii) each and every person signing on behalf of Tenant is authorized to do so. Upon Landlord's request, Tenant will provide evidence, satisfactory to Landlord, confirming these representations.

          20.2 Financial Information. The financial information provided by Tenant and any guarantors of this Lease, including without information balance sheets, net worth statements, tax returns, income and expense reports, and other documentation, is true and accurate.

      21. Liability of Landlord. The term "Landlord" as used in this Lease, so far as covenants or agreements on the part of Landlord are concerned, shall be limited to mean and include only the owner or owners of Landlord's interest in this Lease at the time in question, and in the event of any transfer or transfers of such interest Landlord herein named (and in case of any subsequent transfer, the then transferor) shall be automatically freed and relieved from and after the date of such transfer of all personal liability as respects the performance of any covenants or agreements on the part of Landlord contained in this Lease thereafter to be performed. If Landlord shall fail to perform or observe any term, covenant, condition or obligation required to be performed or observed by it under this Lease, and if Tenant shall, as a consequence thereof, recover a money judgment against Landlord, Tenant agrees that it shall look solely to Landlord's right, title and interest in and to the Building for the collection of such judgment, that being the sole asset to which Tenant may look for payment of any such judgment; and Tenant agrees that no other assets of Landlord, wherever situated, shall be subject to levy, execution or other process for the satisfaction of Tenant's judgment. Tenant further agrees that neither Landlord nor any of the managers, members, partners, agents, representatives, or employees of Landlord shall be liable for any deficiency

      22. Consents. Wherever in this Lease the consent of a party is required, such consent shall not be unreasonably withheld, conditioned or delayed.

      23. Exhibits. Exhibits A, B, C, D, and E are attached hereto and made a part hereof by this reference.

      IN WITNESS WHEREOF, Landlord and Tenant have executed this Lease on the day and year first above written.

                                               LANDLORD:

Signed and acknowledged in                     Ingalls Building Co. Ltd.
the presence of:                               an Ohio limited liability company


/s/ JoAnne Hensley                             By: /s/ C. Blake Smith
------------------------------------------         ------------------
Printed: JoAnne Hensley                        C. BLAKE SMITH
                                               Managing Partner

/s/ James Faddis
------------------------------------------
Printed: James Faddis


Signed and acknowledged in                     TENANT:
the presence of
                                               Education Leading Group, Inc.
                                               a Delaware corporation

/s/ Perry D. Moore                             By: /s/ Douglas L. Feist
------------------------------------------         --------------------
Printed: Perry D. Moore                        DOUGLAS L. FEIST
                                               Executive Vice President and
                                               Secretary

/s/ James Faddis
------------------------------------------
Printed: James Faddis

STATE OF OHIO                          )
                                       )      SS:
COUNTY OF HAMILTON                     )

     The foregoing instrument was acknowledged before me this 14 day of October, 2002 by C. Blake Smith, Member of Ingalls Building Co. Ltd, an Ohio limited liability company, on behalf of the company.

                                   /s/ JoAnne M. Hensley
                                   ---------------------------------------------
                                   Notary Public


STATE OF OHIO                                  )
                                               )       SS:
COUNTY OF HAMILTON                             )

     The foregoing instrument was acknowledged before me on this 14th day of October, 2002, by DOUGLAS L. FEIST, the Executive Vice President and Secretary of Education Leading Group, Inc., on behalf of the corporation.



                                   /s/ Jill Banfield
                                   ---------------------------------------------
                                   Notary Public

                                   EXHIBIT B-2

                          Improvements To The Premises

Work to be done by the Owner

1 Construct a wall closing off one space in the north end of the floor with a door to meet building standards, for the computer room

2    Add (2) 30amp 115 volt single phase circuits for computer room

3 Add (1) HVAC water-cooled AC unit with wall thermostat control to provide the Tenant continuous climate control of the computer room.

4    Install Vinyl flooring in the computer room.

5    Install new electrical panel to supply future needs of the computer room

6 Install (1) HVAC water cooled heat pump unit with programmable thermostat control for 3 South end offices.

                                   EXHIBIT B-1

                             Tenant's Buy-Out Clause

     In the event that the Tenant excercises his option for early termination of the Lease, the Tenant will meet the following conditions:

1 The Tenant will give the Landlord Ninety (90) days notice to terminate the lease prior to moving out of the premises. This notice must be delivered in writing. The Tenant must be current and in compliance with all terms and conditions of the lease.

2 The Tenant will allow the Landlord access to the premises for the purpose of leasing the space to another tenant as provided for in the Lease.

3 The Tenant will upon giving notice to terminate this Lease immediately pay the Landlord six (6) months rent of TWENTY-NINE THOUSAND FIVE HUNDRED SEVENTYFIVE AND NO/100 DOLLARS ($29,575.00). This sum is to cover the rent once the Tenant has vacated the premise until the Landlord can release the premise. In addition the Tenant will continue to pay rent monthly until Tenant vacates the premises. If the premises are released a refund for the balance will be refunded.

4 The Tenant will give up any claim to the security deposit Tenant has paid. Any damaged to the premises beyond the normal wear and tear of general office work will be charged to the Tenant in addition to the security deposit.

5 The Tenant will pay the unamortized remainder of the improvements cost to the Premises per section 4.0 of the Lease.

                                    EXHIBIT C

                               RULES & REGULATIONS

     Tenant agrees to comply with the following rules and regulations and with such reasonable modifications thereof and additions thereto as Landlord may hereafter from time to time make for the Building. Landlord shall not be responsible for the nonobservance by any other tenant of any of said rules and regulations:

     (a) Tenant shall not exhibit, sell or offer for sale on the Premises or in the Building any article or thing except those articles and things essentially connected with the stated use of the Premises by Tenant without the advance consent of Landlord.

     (b) Canvassing, soliciting or peddling in the Building is prohibited and Tenant shall cooperate to prevent the same.

     (c) Tenant will not make or permit to be made any use of the Premises or any part thereof which would violate any of the covenants, agreements, terms, provisions and conditions of this Lease or which directly or indirectly is forbidden by public law, ordinance or governmental regulation or which may be dangerous to life, limb or property, or which may invalidate or increase the premium cost of any policy of insurance carried on the Building or covering its operation, or which will suffer or permit the Premises or any part thereof to be used in any manner or anything to be brought into or kept therein which, in the judgment of Landlord, shall in any way impair or tend to impair the character, reputation or appearance of the Property as a high quality office building, or which will impair or interfere with any of the services performed by Landlord for the Property.

     (d) Tenant shall not display, inscribe, print, paint, maintain or affix on any place in or about the Building any sign, notice, legend, direction, figure or advertisement, except on the doors of the Premises and on the Building directory, and then only such name(s) and matter, and in such color, size, place and materials, as shall first have been approved by Landlord. The listing of any name other than that of Tenant, whether on the doors of the Premises, on the Building directory, or otherwise, shall not operate to vest any right or interest in this Lease or in the Premises or be deemed to be the written consent of Landlord, it being expressly understood that any such listing is a privilege extended by Landlord revocable at will by written notice to Tenant.

     (e) Tenant shall not advertise the business, profession or activities of Tenant conducted in the Building in any manner which violates the letter or spirit of any code of ethics adopted by any recognized association or organization pertaining to such business address of Tenant, and shall never use any picture or likeness of the Building in any circulars, notices, advertisements or correspondence without Landlord's consent.

     (f) No additional locks or similar devices shall be attached to any door or window without Landlord's prior written consent. No keys for any door other than those provided by Landlord shall be made. If more than two keys for one location are desired, Landlord will provide the same upon payment by Tenant. All keys must be returned to Landlord at the expiration or termination of this Lease.

     (g) All persons entering or leaving the Building after hours on Monday through Friday, or at any time on Saturdays, Sundays, or holidays, may be required to do so under such regulations as Landlord may impose. Landlord may exclude or expel any peddler.

     (h) Tenant shall not overload any floor. All safes, furniture, boxes and bulky articles, packages and freight shall be moved into or out of said Building or from one part of the Building to another under supervision of Landlord and at such times and according to such regulations as may be designated from time to time by Landlord and at the entrance designated by Landlord. No packages or freight shall be carried into the main entranceways of the Building unless arrangements are first made with Landlord, who will prescribe the time and manner for carrying in or removal of such articles. Tenant shall be responsible for all injury to persons or property caused by installing, maintaining or removing such articles.

     (i) Unless Landlord gives advance consent, Tenant shall not install or operate any steam or internal combustion engine, boiler, machinery, refrigerating or heating device or air-conditioning apparatus in or about the Premises, or carry on any mechanical business therein, or use the Premises for housing accommodations or lodging or sleeping purposes, or do any cooking therein, or use any illumination other than electric light, or use or permit to be brought into the Building any inflammable fluids such as gasoline, kerosene, naphtha, and benzene, or any explosives, radioactive materials or other articles deemed extra hazardous to life, limb or property. Tenant shall not use the Premises for any illegal or immoral purpose. Tenant agrees specifically that no food, soft drink, or vending machines will be installed in the Premises.

     (j) Tenant shall cooperate fully with Landlord to assure the effective operation of the Building's air-conditioning system, including the closing of Venetian blinds, and if windows are operable to keep them closed when the air-conditioning system is in use.

     (k) Tenant shall not contract for any work or service which might involve the employment of labor incompatible with the Building employees or employees of contractors doing work or performing services by or on behalf of Landlord.

     (l) The sidewalks, halls, passages, exits, entrances, elevators and stairways shall not be obstructed by Tenant or used for any purpose other than for ingress to and egress from its Premises. The halls, passages, exits, entrances, elevators, stairways and roof are not for the use of the general public and Landlord shall in all cases retain the right to control and prevent access thereto by all persons whose presence, in the judgment of Landlord, shall be prejudicial to the safety, character, reputation and interests of the Building and its tenants, provided that nothing herein contained shall be constructed to prevent such access to persons with whom Tenant normally deals in the ordinary course of Tenant's business unless such persons are engaged in illegal activities. Neither Tenant nor any employees or invitees of Tenant shall go upon the roof or mechanical areas of the Building.

     (m) No Tenant shall accumulate or store in the Premises any waste paper, sweepings, rags, rubbish or other combustible matter and Tenant shall surrender such matter to Landlord without compensation to be handled and disposed by Landlord. Nothing shall be thrown by Tenant, their employees or guests, out of the windows or doors or down the passages or skylights or over balcony rails of the Building. Nor shall any waste materials be placed in the hallways or Building public areas at any time.

     (n) Tenant shall not use, keep or permit to be used explosives, articles of a dangerous nature, or keep any foul or noxious gas or substance in the Premises, or permit or suffer the Premises to be occupied or used in a manner offensive or objectionable to Landlord or other occupants of the Building by reason of noise, odors and/or vibrations, or interfere in any way with other tenants or those having business therein, nor shall any animals or birds be brought in or kept in or about the Property.

     (o) Tenant shall see that the doors, and windows, if operable, of the Premises are closed and securely locked before leaving the Building and must observe strict care and caution that all water faucets or water apparatus are entirely shut off before Tenant or Tenant's employees leave the Building, and that all electricity shall likewise be carefully shut off so as to prevent waste or damage.

     (p) If a Tenant desires telegraphic or telephonic connections, Landlord will direct the electricians as to where the wires are to be introduced and without such direction no boring or cutting for wires shall be permitted.

     (q) The water closets and other apparatus shall not be used for any purposes other than those for which they were constructed, and no sweepings, rubbish rags or other substances shall be thrown therein. Any damages resulting to them from misuse shall be borne by Tenant who shall cause it.

     (r) Ice, mineral water, toilet and other supplies shall not be finished by persons other than those approved by Landlord.

     (s) Landlord will furnish janitorial service and Tenant may not employ their own janitors except with the written consent of Landlord. When employed by Tenant, such janitors shall be subject to the regulations and control of Landlord, but any such janitors shall not be considered as a servant or employee of Landlord. Landlord shall not be liable for failure to furnish janitorial service by reason of strikes or other causes.

     (t) In the event Tenant installs extra heat-producing equipment in the Premises that exceeds the standard air conditioning system design, thereby overloading the system, Landlord may install additional air conditioning equipment at Tenant's expense.

     (u) Tenant shall be required to obtain written consent of Landlord and use only authorized office moving companies when moving in or out of the Building. Tenant shall coordinate the times and method of moving in or out of the Building with Landlord.

     (v) Tenant shall be liable for injury or damage caused by the infraction of any of the above rules and regulations; or for acts causing damage to the Building of its appliances. Landlord may at once repair said damage or injury, charging cost of same to Tenant, which amount shall be part of the rent due for the ensuing month.

     (w) Tenant shall refrain from using or permitting the premises or any portion thereof to be used as living quarters, sleeping quarters, or lodging.

In addition to all other liabilities for breach of any covenant of this Exhibit C, Tenant shall pay to Landlord an amount equal to any increase in insurance premiums payable by Landlord or any other tenant in the Building, caused by such breach.